                                                                    EXHIBIT 25.1




================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]



                             WELLS FARGO BANK, N.A.
               (Exact name of trustee as specified in its charter)


New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)



                              The GEO Group, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     65-0043078
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


One Park Place, Suite 700
621 NW 53rd Street
Boca Raton, Florida                                         33487
(Address of principal executive offices)                    (Zip code)

                                  -------------

                          7-3/4% Senior Notes Due 2017
                       (Title of the indenture securities)

================================================================================

1.     GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

       (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

  Superintendent of Banks of the State of   2 Rector Street, New York,
  New York                                  N.Y.  10006, and Albany, N.Y. 12203

  Federal Reserve Bank of New York          33 Liberty Plaza, New York,
                                            N.Y.  10045

  Federal Deposit Insurance Corporation     Washington, D.C.  20429

  New York Clearing House Association       New York, New York   10005



       (B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.     AFFILIATIONS WITH OBLIGOR.

       IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       None.

16.    LIST OF EXHIBITS.

       EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

       1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

       4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

       6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

       7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, Wells Fargo Bank,
N.A., a corporation organized and existing under the laws of the State of      ,
has duly caused this statement of eligibility to be signed on its behalf
by the undersigned, thereunto duly authorized, all in          , and
State of        , on the      day of       , 2010.


                                                 WELLS FARGO BANK, N.A.



                                                 By: /s/
                                                     --------------------------
                                                     Name:
                                                     Title:

                                                                       EXHIBIT 7



--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                             WELLS FARGO BANK, N.A.

                    of
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2009, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              Dollar Amounts
                                                              In Thousands
                                                              --------------

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi         )
Gerald L. Hassell       )                    Directors
Alan R. Griffith        )



                                      -2-